EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Trilliant Exploration Corporation (the “Company”) for the quarter ended September 30, 2013, each of Eric Radtke, the Chief Executive Officer, and Eric Radtke, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 25, 2013	By:	/s/ Eric Radtke
Eric Radtke
Principal Executive Officer

Date: October 25, 2013	By:	/s/ Eric Radtke
Eric Radtke
Principal Financial Officer